EXHIBIT 99(d)

              IN THE CIRCUIT COURT OF COLE COUNTY, MISSOURI


BLUE CROSS AND BLUE SHIELD              )
OF MISSOURI                             )
a Nonprofit Corporation,                )
                                        )
               Plaintiff,               )
                                        )
          vs.                           )    Case No. CV196-0619CC
                                        )
JAY ANGOFF, Director,                   )
Missouri Department of Insurance, and   )
                                        )
JEREMIAH W. (JAY) NIXON,                )
Attorney General of State of Missouri,  )
                                        )
               Defendants.              )


                                       ORDER


     Now on this 4th day of November, 1998, the Court's Order

dated October 29, 1998, is hereby set aside and for naught held and is declared to be void ab initio.



                                   /S/ Thomas J. Brown, III
                                   THOMAS J. BROWN III, JUDGE